UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 30, 2007

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2007, Foster Wheeler Ltd. (the “Company”) announced that it had elected Umberto della Sala as President and Chief Operating Officer of the Company, effective immediately. Mr. della Sala, who is 58 years old, has been with the Company for approximately 33 years, serving the Company and its subsidiaries in various positions of increasing responsibility in Europe and in the United States. Until his current election as the Company’s President and Chief Operating Officer, Mr. della Sala served as Chief Executive Officer of the Company’s Global Engineering and Construction Business Group (the “Global E&C Group”) since June 2005, and also served since 2001 as the President and Chief Executive Officer of Foster Wheeler Continental Europe S.r.l. and Chief Executive Officer of Foster Wheeler Italiana S.p.A., both of which are indirect wholly-owned subsidiaries of the Company within the Global E&C Group. He has also held other senior positions with the Company, including Vice President of Foster Wheeler USA Corporation, another indirect wholly-owned subsidiary of the Company within its Global E&C Group, from 1997 to 2000.  A copy of the press release announcing Mr. della Sala’s election is attached as Exhibit 99.1 hereto, and is incorporated herein by reference.

The target bonus opportunity for Mr. della Sala in the Company’s annual short-term incentive plan will increase from 70% to 75% of his annual base salary, effective January 1, 2007, and will increase to 85% of his annual base salary, effective January 1, 2008. In addition, Mr. della Sala will receive an increase in his long-term incentive compensation in the form of additional restricted common shares with an economic value as of the grant date equal to $200,000 and additional stock options to purchase common shares with an economic value as of the grant date equal to $200,000. The restricted common shares and the stock options will be granted under the Foster Wheeler Ltd. Omnibus Incentive Plan (the “LTI Plan”) during the next open window for the trading of the Company’s common shares by its insiders.

On January 31, 2007, the Company also announced that it had elected Franco Baseotto as Executive Vice President and Chief Financial Officer of the Company, effective August 13, 2007. Mr. Baseotto, who is 48 years old, has been with the Company for approximately 16 years, serving the Company and its subsidiaries in various positions of increasing responsibility in Europe and the United States. Mr. Baseotto currently serves as the Financial Leader of the Global E&C Group, a position he has held since July 2005, and also serves as the Chief Financial Officer of Foster Wheeler Continental Europe S.r.l., a position he has held since August 2003, and will continue in those positions prior to assuming the position of Executive Vice President and Chief Financial Officer on August 13, 2007. From March 2003 to July 2003, Mr. Baseotto served as Director of Finance of Foster Wheeler Inc., an indirect, wholly-owned subsidiary of the Company domiciled in the United States. From 1998 to February 2003, Mr. Baseotto served as Director of Finance of Foster Wheeler Continental Europe S.r.l. A copy of the press release announcing Mr. Baseotto’s election is attached as Exhibit 99.2 hereto, and is incorporated herein by reference.

Mr. Baseotto’s annual base salary will increase from €140,000 (approximately $182,000 based on current exchange rates) to €182,000 (approximately $236,600 based on current exchange rates), effective January 1, 2007, and to €236,600 (approximately $307,600 based on current exchange rates) effective August 1, 2007. In addition, the target bonus opportunity for Mr. Baseotto in the Company’s annual short-term incentive plan will increase from 40% to 50% of his annual base salary, effective January 1, 2007, and to 60% of his annual base salary effective August 1, 2007. Mr. Baseotto also will receive an increase in his long-term incentive compensation from 70% to 100% of his annual base salary effective January 1, 2007, and an increase to 150% of his annual base salary, effective August 1, 2007. The restricted shares and the stock options will be granted under the LTI Plan during open windows for the trading of the Company’s common shares by its insiders.

On January 30, 2007, the Company entered into a Second Amendment (the “Second Amendment”) to the Employment Agreement between the Company and John T. La Duc. The Second Amendment extends the term of Mr. La Duc’s employment as the Company’s Chief Financial Officer from April 14, 2007 to August 13, 2007. In addition, effective January 1, 2007, the target bonus opportunity for Mr. La Duc in the Company’s annual short-term incentive plan was increased from 60% of his annual base salary to 70% of his annual base salary. Mr. La Duc’s short-term incentive compensation for 2007 will be pro-rated based upon the number of days that he is employed by the Company in 2007. Mr. La Duc will work closely with Mr. Baseotto through August 2007 to ensure Mr. Baseotto’s smooth transition to the Chief Financial Officer position. A copy of the Second Amendment is attached as Exhibit 10.1 hereto, and is incorporated herein by reference.

On January 30, 2007, the Company entered into a First Amendment (the “First Amendment”) to the Employment Agreement between the Company and Raymond J. Milchovich. Pursuant to the terms of the First Amendment, Mr. Milchovich will continue to serve as the Company’s Chairman and Chief Executive Officer, in light of Mr. della Sala’s election as the Company’s President and Chief Operating Officer, as described above. In addition, the First Amendment provides that, effective January 1, 2007, the Company will provide Mr. Milchovich an automobile or an automobile allowance in an amount that is not less than the amount received by any other executive officer of the Company. A copy of the First Amendment is attached as Exhibit 10.2 hereto, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

	10.1	Second Amendment to the Employment Agreement between Foster Wheeler Ltd. and John T. La Duc, dated as of January 30, 2007.

	10.2	First Amendment to the Employment Agreement between Foster Wheeler Ltd. and Raymond J. Milchovich, dated as of January 30, 2007.

	99.1	Press release dated January 31, 2007.

	99.2	Press release dated January 31, 2007.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: February 2, 2007	By:	/s/ Peter J. Ganz
Peter J. Ganz
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to the Employment Agreement between Foster Wheeler Ltd. and John T. La Duc, dated as of January 30, 2007.

10.2	First Amendment to the Employment Agreement between Foster Wheeler Ltd. and Raymond J. Milchovich, dated as of January 30, 2007.

99.1	Press release dated January 31, 2007.

99.2	Press release dated January 31, 2007.